EXHIBIT 99

Investor Contact
Robert G. Burrows
Vice President, Investor Relations
301-795-1877
BurrowsR@ebsi.com

Media Contact:
Tracey Schmitt
Vice President, Corporate Communications
301-795-1800
SchmittT@ebsi.com

EMERGENT BIOSOLUTIONS SECURES EXCLUSIVE U.S. COMMERCIAL RIGHTS TO NEXT GENERATION PANDEMIC INFLUENZA VACCINE CANDIDATE

-	Company takes important step forward as a BARDA Center for Innovation in Advanced Development and Manufacturing

ROCKVILLE, MD, December 28, 2012—Emergent BioSolutions Inc. (NYSE: EBS) announced today that it has signed a license agreement with VaxInnate Corporation under which Emergent acquired the exclusive right to manufacture and sell VaxInnate's pandemic influenza vaccine candidate in the United States. The product candidate, a recombinant vaccine, has the potential to be produced quickly, at high yields and in a cost-effective manner. This license enables Emergent to fulfill the requirement to secure a pandemic influenza vaccine candidate under its contract with the Biomedical Advanced Research and Development Authority (BARDA), which established Emergent as a Center for Innovation in Advanced Development and Manufacturing (Center) in June 2012. VaxInnate will continue to develop its pandemic influenza vaccine candidate under its current BARDA contract and Emergent will manufacture the pandemic influenza vaccine candidate using flexible manufacturing technology.

"This transaction, which secures manufacturing rights to a next generation pandemic influenza vaccine candidate, is a step towards satisfying Emergent's commitment to BARDA as a Center for Innovation in Advanced Development and Manufacturing," said Daniel J. Abdun-Nabi, president and chief executive officer of Emergent BioSolutions. "Our public-private partnership with BARDA, which taps into our core manufacturing capabilities and infrastructure, provides a real opportunity to make significant progress to address the nation's medical countermeasure manufacturing requirements. We look forward to continuing to work with BARDA to achieve that important goal."

As a Center, Emergent is required to acquire intellectual property rights for a pandemic influenza vaccine candidate and to obtain facility licensure to manufacture a pandemic influenza vaccine under contract HHSO100201200004I, funded by the Biomedical Advanced Research and Development Authority of the U.S. Department of Health and Human Services.

About Emergent BioSolutions Inc.
Emergent BioSolutions is a specialty pharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats. Additional information may be found at www.emergentbiosolutions.com. Follow us on twitter: @emergentbiosolu.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding our strategy, future operations, prospects, plans and objectives of management, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "estimates" and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including the success of our ongoing and planned preclinical studies and clinical trials; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; our commercialization, marketing and manufacturing capabilities and strategy; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

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